SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 24, 2005


                         Commission file number 0-14061


                             STEEL TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

           Kentucky                                             61-0712014
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                 15415 Shelbyville Road, Louisville, KY   40245
               (Address of principal executive offices) (Zip Code)

                                 (502) 245-2110
              (Registrant's telephone number, including area code)

                                 Not applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On January 24, 2005, Steel Technologies Inc. issued a press release announcing its financial results for the first quarter ended December 31, 2004. A copy of the press release is attached hereto as Exhibit 99.

The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of this section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.


Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

    Exhibit No.                         Description of Exhibit

      99 Press release issued by Steel Technologies on January 24, 2005, regarding the financial results for the first quarter ended December 31, 2004



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEEL TECHNOLOGIES INC.
            (Registrant)




By   /s/Joseph P. Bellino
     --------------------------
        Joseph P. Bellino
        Chief Financial Officer


Dated:  January 24, 2005

                                   EXHIBIT 99

                                  NEWS RELEASE

Contact: Bradford T. Ray                    Joseph P. Bellino
         Chief Executive Officer            Chief Financial Officer
         502/245-2110                       502/245-2110


        STEEL TECHNOLOGIES REPORTS RECORD QUARTERLY SALES AND NET INCOME
                                  -------------
    First Quarter Net Income Reaches $14.5 Million or $1.11 Per Diluted Share
                                  -------------
           Company Comments on Volume Growth and Financial Performance


LOUISVILLE, Ky. (January 24, 2005) - Steel Technologies Inc. (NASDAQ/NM: STTX) today reported record results for the first fiscal quarter of 2005 ended December 31, 2004. For the three months ended December 31, 2004, sales increased 94% to a record $254.0 million from $130.8 million in the same period a year ago. Net income for the quarter increased to a record $14.5 million or $1.11 per diluted share, on approximately 13.1 million weighted average shares outstanding, compared with net income of $2.4 million or $0.24 per diluted share in the year-earlier period, on approximately 10.0 million weighted average shares outstanding. The 31% increase in weighted average diluted shares outstanding resulted from the Company's successful completion of a secondary stock offering of 2.9 million shares in March 2004.

     "In the first fiscal quarter of 2005, we had record shipments as a result of improved volume across all market segments," said Bradford T. Ray, Chairman and Chief Executive Officer. "Our order book remained robust through what historically is a seasonally soft quarter. First quarter volume was 17% ahead of the first quarter of 2004, and our financial performance reflects the positive impact from increased throughput, a strong pricing environment and recent investments supporting our growth.

     "Our Mi-Tech Steel joint venture also experienced substantial growth during the quarter," Ray continued. "Mi-Tech's sales increased 69% over year-earlier levels, fueling a significantly higher contribution to our earnings. Our joint-venture operations continue to play an important role in our North American platform."

                                     -MORE-

STTX Reports First Quarter 2005 Results
Page 2
January 24, 2005


     A live broadcast of Steel Technologies' conference call will begin at 10:00 a.m. Eastern Time today. An online replay will be available approximately two hours following the conclusion of the live broadcast and will continue through February 24, 2005. A link to this event will be available at the Company's website.

     Steel Technologies processes flat-rolled steel to specific thickness, width, temper, finish and shape requirements for automotive, appliance, lawn and garden, office furniture, agriculture, railcar, construction, hardware, and consumer goods. The Company has 20 facilities, including its joint-venture operations, located throughout the United States and Mexico. More information about the Company may be found on the World Wide Web at www.steeltechnologies.com.

     Statements contained in this release, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties (contained in the Company's SEC filings), which could cause actual results to differ materially from those projected. SEC filings may be obtained from the SEC or by contacting the Company.

                                     -MORE-

STTX Reports First Quarter 2005 Results
Page 3
January 24, 2005



                         STEEL TECHNOLOGIES INC.
                  Condensed Consolidated Balance Sheets

                                                     December 31    September 30
(In thousands)                                           2004           2004
--------------------------------------------------------------------------------
ASSETS
Current assets:
   Cash and cash equivalents ...................      $   5,045       $   2,273
   Trade accounts receivable, net ..............        121,251         123,546
   Inventories .................................        197,660         178,490
   Deferred income taxes .......................          2,421           2,471
   Prepaid expenses and other assets ...........          4,966           5,629
                                                      ---------       ---------
      Total current assets .....................        331,343         312,409

Property, plant and equipment, net .............        109,781         108,593

Investments in and advances to
   unconsolidated affiliates ...................         23,804          22,312

Goodwill .......................................         18,148          18,148

Other assets ...................................          2,382           1,544
                                                      ---------       ---------
                                                      $ 485,458       $ 463,006
                                                      =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable ............................      $  68,814       $  90,859
   Accrued liabilities .........................         15,208          14,901
   Income taxes payable ........................         10,217           6,278
   Long-term debt due within one year ..........            -               -
                                                      ---------       ---------
      Total current liabilities ................         94,239         112,038

Long-term debt .................................        140,000         114,000
Deferred income taxes ..........................         17,804          18,295
Other long-term liabilities ....................          1,076             424
                                                      ---------       ---------
      Total liabilities ........................        253,119         244,757
                                                      ---------       ---------
Commitments and contingencies

 Shareholders' equity:
   Preferred stock .............................            -               -
   Common stock.................................         70,010          69,466
   Treasury stock...............................        (24,423)        (24,238)
   Additional paid-in capital ..................          5,170           5,170
   Retained earnings ...........................        187,258         174,025
   Accumulated other comprehensive loss ........         (5,676)         (6,174)
                                                      ---------       ---------
     Total shareholders' equity ................        232,339         218,249
                                                      ---------       ---------
                                                      $ 485,458       $ 463,006
                                                      =========       =========




                                     -MORE-

STTX Reports First Quarter 2005 Results
Page 4
January 24, 2005

                             STEEL TECHNOLOGIES INC.
                   Condensed Consolidated Statements of Income

(In thousands,                                               Three Months Ended
except per share results))                                       December 31
--------------------------------------------------------------------------------
                                                             2004          2003
                                                           ---------------------

Sales ................................................     $254,016    $130,789
Cost of goods sold ...................................      221,570     120,012
                                                           --------    --------
     Gross profit ....................................       32,446      10,777

Selling, general and administrative expenses .........       10,121       6,616
Equity in net income of unconsolidated affiliates ....        1,471         482
                                                           --------    --------
  Operating income ...................................       23,796       4,643

Interest expense, net ................................        1,179       1,012
                                                           --------    --------
   Income before income taxes ........................       22,617       3,631

Provision for income taxes ...........................        8,100       1,233
                                                           --------    --------
   Net income ........................................     $ 14,517    $  2,398
                                                           ========    ========
Weighted average number of common
   shares outstanding-diluted ........................       13,080       9,977
                                                           ========    ========
Diluted earnings per common share ....................     $   1.11    $   0.24
                                                           ========    ========
Weighted average number of common
   shares outstanding-basic ..........................       12,829       9,780
                                                           ========    ========
Basic earnings per common share ......................     $   1.13    $   0.25
                                                           ========    ========
Cash dividends per common share ......................     $   0.10    $   0.10
                                                           ========    ========



                                      -END-